                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement

/ / Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Exchange Act Rule 14a-11 or 14a-12


                             AM Communications, Inc.
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             AM Communications, Inc.
 -----------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i), or 14a-6(j) (2).

/ / $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6 (i) (3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                             AM COMMUNICATIONS, INC.
                             100 Commerce Boulevard
                            Quakertown, PA 18951-2237

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                October 17, 1997


     The Annual Meeting of Stockholders of AM Communications, Inc. (the "Company") will be held on Friday, October 17, 1997 at 9:30 a.m. at Meyers Restaurant, 501 N. West End Boulevard (Route 309, 1 mile North of the intersection of Routes 313 and 663), Quakertown, PA 18951 for the following purposes:

1.   To elect eight directors;

2. To consider and vote upon a proposal to amend the Company's 1991 Incentive Stock Option Plan (the "1991 Plan") to increase the aggregate number of shares of the Company's Common Stock authorized for issuance under the 1991 Plan from 5,000,000 to 6,000,000 shares; and

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The close of business on August 28, 1997 has been fixed as the record date for the meeting. All stockholders of record at that time are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the meeting. The Board of Directors urges you to date, sign and return promptly the enclosed proxy, which is solicited by the Board of Directors of the Company, even if you attend the meeting. The return of the proxy will not affect your right to vote in person if you do attend the meeting. A copy of the Company's 1997 Annual Report is also enclosed but is not to be regarded as proxy solicitation material.

                                                  Keith D. Schneck
                                                  President
September 24, 1997

                             AM COMMUNICATIONS, INC.
                             100 Commerce Boulevard
                            Quakertown, PA 18951-2237

                                 PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of AM Communications, Inc. (the "Company"), a Delaware corporation, for use at the Annual Meeting of Stockholders to be held at Meyers Restaurant, 501 N. West End Boulevard (Route 309, 1 mile North of the intersection of Routes 313 and 663), Quakertown, PA 18951 on October 17, 1997 at 9:30 a.m., and any adjournment or postponement thereof. This proxy statement, the foregoing notice, and the enclosed proxy are being mailed to stockholders on or about September 24, 1997.

     The Board of Directors does not intend to bring any matters before the meeting for action other than the matters specifically referred to in the notice of the meeting, nor does the Board of Directors know of any matter which anyone else proposes to present for action at the meeting. However, if any other matters properly come before the meeting for action, the persons named in the accompanying form of proxy, or their duly constituted substitutes acting at the meeting, will be deemed authorized to vote or otherwise act thereon in accordance with their judgment in such matters.

     In the absence of contrary instructions contained in proxies received by the Company, the shares represented by proxies will be voted "For" the nominees of the Board of Directors in the election of directors, "For" the proposed amendment to the 1991 Plan to increase in the number of shares available for grant under the 1991 Plan, and in the discretion of the proxy holders on such other matters as may properly come before the meeting. Any proxy may be revoked at any time prior to its exercise by notifying the President of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

            Voting Securities and Certain Beneficial Holders Thereof

     At the close of business on August 28, 1997, the record date to determine stockholders entitled to vote at the Annual Meeting, the Company had 31,052,296 outstanding shares of Common Stock, par value $.10 per share, and 25,825 outstanding shares of Senior Convertible Redeemable Preferred Stock, par value $100 per share.

     On August 28, 1997, the aggregate market value of Registrant's outstanding voting (Common) Stock held by non-affiliates, was $8,326,995 (based on the average between the bid and the asked prices of such stock on that date).

     The presence, in person or by proxy, of stockholders entitled to cast a majority of the votes which all stockholders are entitled to cast will constitute a quorum. On all matters voted upon at the meeting and any adjournment or postponement thereof, each record holder of Common Stock will be entitled to one vote per share and each record holder of Senior Convertible Redeemable Preferred Stock will be entitled to 100 votes per share. In the election of directors, stockholders do not have cumulative voting rights. The nominees receiving the highest number of votes cast, up to the number of directors to be elected, shall be elected. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. Approval of the proposed amendment to the 1991 Plan requires the affirmative vote of a majority of the Common Stock and the Senior Convertible Redeemable Preferred Stock voted at the meeting. Since abstentions are counted in the tabulations of the votes cast on proposals presented to stockholders, abstentions will have the same effect as negative votes with respect to this proposal. Broker non-votes will not be counted for purposes of approval of the proposed amendment to the 1991 Plan and, thus, will not affect the outcome of this proposal.

Security Ownership of Certain Beneficial Owners and Management
     The table below sets forth certain information as of August 28, 1997 with respect to each person and entity known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, each nominee for director of the Company and each executive officer listed in the cash compensation table who owns shares of Common Stock and all executive officers and directors of the Company as a group.

                                           Beneficial Ownership of Common Stock
  Beneficial Owner (1) (2)                 Amount       Percentage of Class(12)
--------------------------------------------------------------------------------
  Alvin Hoffman                         18,097,337 (3)           53.7%
  Henry I. Boreen                        1,655,765 (4)            5.2%
  Burt Hoffman                           1,145,510 (5)            3.7%
  Keith D. Schneck                         402,500 (6)            1.3%
  Herman O. Benninghoff, II                305,000 (7)             *
  R. Barry Borden                          120,000 (8)             *
  Hal Krisbergh                             60,000 (9)             *
  Lemuel A. Tarshis                         50,000 (10)            *
  All Directors and Executive
  Officers as a Group (12 Persons)      23,536,604 (11)          63.9%
     * Less than one percent.
  (1) To the best of the Company's knowledge, all shares of stock are owned beneficially, and sole voting and investment power is held with respect thereto, by the persons and entities named, except as otherwise noted. Share amounts include additional shares issuable pursuant to options or warrants held by such owners which are exercisable or may become exercisable within 60 days of the date hereof.
  (2) The address of all beneficial owners is c/o AM Communications, Inc., 100 Commerce Boulevard, Quakertown, PA 18951-2237.

   (3) The information concerning the beneficial ownership of Mr. Hoffman is based, in part, upon information furnished by Mr. Hoffman to the Company. The beneficial ownership indicated represents (i) an aggregate of 14,391,837 shares of Common Stock currently owned, (ii) 25,825 shares of Senior Convertible Preferred Stock convertible into 2,582,500 shares of Common Stock, (iii) 50,000 shares issuable pursuant to stock options, and (iv) 1,073,000 shares of Common Stock currently owned by Mr. Hoffman's wife. Mr. Hoffman disclaims beneficial ownership of the shares set forth in (iv) above.
   (4) Includes 100,000 shares which may be acquired upon the exercise of warrants and 925,000 shares issuable pursuant to stock options.
   (5) Includes 50,000 shares which may be acquired upon the exercise of warrants and 50,000 shares issuable pursuant to stock options.
   (6) Includes 300,000 shares issuable pursuant to stock options.
   (7) Includes 210,000 shares issuable pursuant to stock options.
   (8) Includes 60,000 shares which may be acquired upon the exercise of warrants and 50,000 shares issuable pursuant to stock options.
   (9) Includes 60,000 shares issuable pursuant to stock options.
  (10) Includes 50,000 shares issuable pursuant to stock options.
  (11) Includes an aggregate of 17,729,104 shares of Common Stock and 25,825 shares of Senior Convertible Redeemable Preferred Stock (which are presently convertible into 2,582,500 shares of the Company's Common Stock) currently owned and 3,225,000 shares of Common Stock which may be acquired upon the exercise of options and warrants.
  (12) The percentages have been calculated on the basis of treating as outstanding, for a particular holder, all shares of the Common Stock outstanding on said date and all shares of the Common Stock issuable to such holder in the event of exercise or conversion of outstanding options, warrants and convertible securities owned by such holder at said date which are exercisable or convertible within 60 days of such date.

     The table below sets forth certain information as of August 28, 1997 with respect to each person and entity known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Senior Convertible Redeemable Preferred Stock.

                                                      Beneficial Ownership
     Beneficial Owner                             Amount     Percentage of Class
--------------------------------------------------------------------------------
     Alvin Hoffman                                25,825            100%

                            1. ELECTION OF DIRECTORS

     At the meeting, the stockholders will be asked to elect eight directors, to hold office until the next annual meeting or until their respective successors have been duly elected and qualified. It is expected that proxies executed on the enclosed form will be voted, in the absence of other instructions, for the election of the persons named below, each of whom is presently serving as a director of the Company. Should any one or more of these nominees become unavailable to accept nominations or election as a director, the persons named in the enclosed proxy will vote the shares which they represent for the election of such other persons as the Board of Directors may recommend, unless the Board of Directors reduces the number of directors.

     The nominees for directors, together with certain information with respect to them, are as follows:

                                 Became
Name & Age                       Director   Principal Occupation and Business During Last Five Years
--------------------------------------------------------------------------------------------------------------------
Henry I. Boreen, 70              1985       Mr. Boreen has served as Chairman and Chief Executive Officer of the Company since 1990. He also served as Chief Financial
                                            Officer and President from 1990 through April 1995. He has been
                                            Chief Executive Officer and a director of HIB International, Inc., which participates in high technology joint ventures, since 1985.
                                            Mr. Boreen is also Chairman and interim chief executive officer of Integrated Circuit Systems, a publicly held company.
Keith D. Schneck, 42             1995       Mr. Schneck joined the Company in April 1995 as President and
                                            Chief Financial Officer and became a director in June 1995.  From
                                            1987 until he joined the Company, Mr. Schneck held senior
                                            management positions at Integrated Circuit Systems, Inc.
                                            including Chief Operating Officer and Senior Vice President,
                                            Finance.
Herman O. Benninghoff, II, 66    1988       Mr. Benninghoff has served as Chairman of Philadelphia Pipe Bending Co.
                                            and D Kay Fabricators, Inc. since 1977. He is also a director and principal in Philadelphia Pipe Bending Co., Philadelphia, PA.
Alvin Hoffman, 68                1995       Mr. Hoffman is a private investor and has been a registered broker with
                                            Makefield Securities in Boca Raton, FL since 1982.
Hal Krisbergh, 49                1995       Mr. Krisbergh is President of WorldGate Communications located in
                                            Rydal, PA and is also a director of Ortel Corporation, a publicly held company. He previously served as President of the Communications
                                            Division of General Instrument Corporation from 1981 to 1994.
Burt Hoffman, 43                 1996       Mr. B. Hoffman is an investment manager and a broker with Makefield
                                            Securities since 1985 and the son of Mr. Alvin Hoffman.

Lemuel A. Tarshis, Ph.D., 56     1996       Dr. Tarshis has been associated with Assessment Alternatives, Inc., a management consulting firm since 1992.  He also is a director and research professor at Stevens Institute of Technology since 1991.
                                            Prior to 1992, Dr. Tarshis held vice president positions with
                                            General Instrument Corporation.
R. Barry Borden, 57              1996       Mr. Borden is President of LMA Group, Inc., since 1984, a general management consulting firm.  He previously has held executive level positions with other high technology companies including Mergent
                                            International, Cricket Software Inc., Franklin Computer Corporation and
                                            Delta Data Systems. Mr. Borden is also a director of Opcode Systems,
                                            Matterhorn Growth Fund and  Scangraphics, a publicly held company.

Section 16(b) Beneficial Ownership Reporting Compliance
     Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of its common stock, to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission. The Company believes that all filing requirements applicable to its other officers, directors and greater than 10% beneficial owners have been timely satisfied.

Information Concerning Meetings, Committees and Directors' Compensation
     The Board of Directors held four regular meetings during the fiscal year ended March 29, 1997 and acted twice by unanimous consent in writing in accordance with Delaware law. During fiscal 1997, all directors attended at least 75% of the total number of meetings of the Board of Directors and committees of the Board on which they served.

     The Audit Committee is responsible for reviewing audit activities, recommending to the Board of Directors the engagement of independent auditors, and reviewing the professional services rendered by the independent auditors including the scope of the audit, their fees, and the results of their engagement. No member of the committee is an employee of the Company. The Audit Committee consists of Messrs. Benninghoff, Borden, A. Hoffman, and B. Hoffman, who met once during fiscal 1997.

     The Compensation and Stock Option Committee is responsible for the administration of the 1991 Plan which committee is authorized to select recipients of options and determine the terms of their options, subject to the provisions of the 1991 Plan. In addition, the Committee reviews and approves employee compensation plans and such other benefits as it deems advisable. The Compensation and Stock Option Committee consists of Messrs. Boreen, A. Hoffman, and Krisbergh. The Committee met twice during the last fiscal year.

     The Company does not have a Nominating Committee.
                                       5

     Directors who are not employees of the Company are paid $500 for each Board of Directors meeting and Committee meeting attended. In addition, since July 1, 1995, each director, who is not an employee of the Company, is entitled to receive, on July 1 of each year, an automatic grant of annual incentive stock options covering 10,000 shares of the Company's Common Stock, pursuant to the 1991 Incentive Stock Option Plan.

Executive Officers

                               Became
Name & Age                     Officer      Position with the Company and Business During Last Five Years
-----------------------------------------------------------------------------------------------------------------
Henry I. Boreen, 70            1990         Chairman and Chief Executive Officer since October, 1990.  Served as Chief Financial Officer and President from 1990 to 1995.
Keith D. Schneck, 42           1995         President and Chief Financial Officer since joining the Company in
                                            April, 1995. He held senior management positions at Integrated
                                            Circuit Systems, Inc. including Chief Operating Officer and
                                            Senior Vice President, Finance from 1987 until he joined the Company.
David L. DeLane, 56            1988         Vice President, Sales since joining the Company in 1988.
Joseph D. Rocci, 49            1988         Vice President, Product Technology of the Company since 1989. Served as Vice President, Product Operations of the Company from 1988 to 1989.
                                            He has been employed by the Company since 1983.
Michael L. Quelly, 43          1989         Vice President, Engineering from 1989 to present and Executive Vice
                                            President from 1990 to 1995. He has been employed by the Company since
                                            1982.
Robert Vogel, 37               1996         Senior Vice President, Sales and Marketing of the Company since
                                            January, 1997. He joined the Company in January 1996 as Vice President,
                                            Marketing. From 1993 to December, 1995 he had been employed as a senior product director at General Instrument Corporation. Prior to this he had served as a principal and a consultant with Integrated System
                                            Consulting Group, a software and integration consulting firm.

Executive Compensation
     The following tables set forth certain information concerning (a) the cash remuneration paid by the Company during each of the last three fiscal years to the Company's Chief Executive Officer and to each executive officer of the Company whose cash compensation exceeded $100,000 per annum during any such year, and stock options granted during the last three fiscal years to each such individual.

                                        Summary Compensation Table
                                        --------------------------

                                     Annual and Long Term Compensation
Name & Principal              Fiscal                                      Stock Options
   Position                    Year                 Salary                   Awarded
------------------------------------------------------------------------------------------

Henry I. Boreen                1997                  ---                     50,000
Chairman and CEO               1996                  ---                     10,000
                               1995                  ---                       ---
------------------------------------------------------------------------------------------
Keith D. Schneck               1997              $ 116,000                  400,000
President and CFO              1996                 90,000                  450,000
                               1995 *             ---                          ---

* Mr. Schneck began his employment with the Company in fiscal year 1996.

     The following table sets forth certain information pertaining to the grant of options during the Company's last completed fiscal year to the individuals named in the Summary Compensation Table:

                                                Summary Option Grant Table
                                                --------------------------

                                                           % of Total
                                No. of Securities         Options Granted        Exercise
                      Fiscal    Underlying Options        to Employees           Price         Expiration
                      Year      Granted                   in Fiscal Year         ($/Share)     Date
                      ------    ------------------        ---------------        ---------     -----------
Henry I. Boreen       1997           50,000                      2%                $.50          1/03/07
Keith D. Schneck      1997          400,000                     24%                $.50          1/03/07

     The following table sets forth certain information pertaining to the stock options held by the individuals named in the Summary Compensation Table:

                                         Fiscal 1997 Year End Option Values
                                         ----------------------------------

                                            Number of                               Value of
                                        Unexercised Options                In-the-Money Options
                                         At Fiscal Year End                 at March 29, 1997(1)
                                        -------------------                ---------------------
Name                             Exercisable      Unexercisable       Exercisable         Unexercisable
-----                            -----------      -------------       -----------         -------------
Henry I. Boreen                    925,000            ---              $110,500                ---
Keith D. Schneck                   300,000            ---                 ---                  ---

     (1) Value is based upon the closing price of the stock on March 29, 1997, less the exercise price.

     There were no stock option or stock appreciation rights exercised by Mr. Boreen or Mr. Schneck during the last fiscal year. The Company does not maintain any long term incentive plans for its officers.

     The Company does not have any employment contracts or arrangements with any of its executive officers.

     The Company does not have, and during the past five fiscal years has not had, any other plans providing cash or non-cash compensation to officers or employees, other than the Company's 1982 and 1991 Incentive Stock Option Plans, and group life, health or relocation plans available generally to all salaried employees that do not discriminate in scope, terms or operation in favor of officers or directors.

Certain Relationships and Related Transactions
     During April 1995, warrants held by Messrs. Hoffman, Boreen, Bastian, Benninghoff along with those held by Keystone Venture II, L.P. were exercised. The exercise price was paid in cash except for $850,803 which was satisfied by a note receivable, bearing 8% interest, from Mr. Hoffman. The note was due and paid on June 30, 1995.

     In July 1996, the Company loaned its principal stockholder, Mr. Alvin Hoffman, a total of $655,000 under a note receivable, bearing 8% interest, due September 28, 1996. The note was collateralized with the shares of the Company's Senior Convertible Redeemable Preferred Stock owned by Mr. Hoffman. The note was paid in full by October, 1996.

     In June 1997, the Company received a short term loan of $200,000 from its principal stockholder.

                    2. PROPOSAL TO INCREASE NUMBER OF SHARES
               AUTHORIZED FOR ISSUANCE UNDER 1991 INCENTIVE STOCK
                                  OPTION PLAN

         The Company's 1991 Incentive Stock Option Plan (the "1991 Plan") was adopted in 1991. The 1991 Plan originally authorized the grant of options to purchase up to an aggregate of 2,000,000 shares of Common Stock to all employees and directors of the Company. In 1993, the 1991 Plan was amended to increase the shares authorized for issuance under the 1991 Plan from 2,000,000 to 4,000,000. In 1996, the Plan was amended to increase the shares authorized for issuance under the 1991 Plan from 4,000,000 to 5,000,000. In August, 1997, the Board of Directors of the Company amended the 1991 Plan, subject to stockholder approval, to increase the aggregate number of shares of the Company's Common Stock available for issuance thereunder from 5,000,000 to 6,000,000. Options to purchase an aggregate of 4,631,333 shares of the Company's Common Stock are currently outstanding under the 1991 Plan.

         The following table sets forth information concerning stock options granted under the 1991 Plan to the Company's Chief Executive Officer, to all executive officers as a group, to certain current directors who are not executive officers as a group, each nominee for election as a director, and all other employees as a group:

         Name of Individual and Position                          Number of
         or Number in Group                                  Option Shares Held
         --------------------------------------------        ------------------
         Henry I. Boreen, Chairman and CEO (1)                     710,000
         Keith D. Schneck, President and Director (1)              850,000
         All Current Executive Officers, as a group
         (including Mr. Boreen) (6 persons)                      2,900,000
         Certain Current Directors Who are Not
         Executive Officers, as a group (6 persons)                320,000
           Herman O. Benninghoff, II, Director (1)                  60,000
           Alvin Hoffman, Director (1)                              50,000
           Hal Krisbergh, Director (1)                              60,000
           Burt Hoffman, Director (1)                               50,000
           Lemuel A. Tarshis, Ph.D., Director (1)                   50,000
           R. Barry Borden, Director (1)                            50,000
         All Other Employees, As a Group (75 persons)            1,169,333
(1)  Nominee for Election as a Director

         The following is a brief summary of certain significant provisions of the Plan:

         1. Administration. The 1991 Plan is administered by the Compensation and Stock Option Committee (the "Committee") appointed by the Board of Directors. The Committee interprets the 1991 Plan and has discretion to select participants, establish the manner in which options are granted and exercised, cancel and modify options in certain situations and otherwise prescribe all of the terms and provisions of options granted under the 1991 Plan.

         2. Participants. The Committee selects participants from among the four executive officers, eight directors, and 71 other employees of the Company. The aggregate fair market value (determined as of the time such option is granted) of the Common Stock for which any participant may have options which become exercisable for the first time in any calendar year may not exceed $100,000. No determination has been made with respect to future recipients of options under the 1991 Plan and it is not possible to specify the names or positions of the individuals to whom options may be granted in the future, or the number of shares, within the limitations of the 1991 Plan, to be covered by such options.

         3. Exercise Price. The price per share for each option granted under the 1991 Plan is determined by the Committee, but it cannot be less than the fair market value of the Common Stock on the date of grant. Furthermore, options may not be granted to any participant who at the time such an option is granted owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless the purchase price of such shares of Common Stock issuable upon exercise of each option is not less than 110 percent (110%) of the fair market value of such shares on the date such option is granted.

         4. Period of Option. Unless otherwise provided by the Committee, each option granted under the 1991 Plan becomes exercisable in one third increments per year commencing upon the first anniversary of the date of grant.

         5. Term of Option. Options granted under the 1991 Plan may not be exercised after the earliest to occur of the following: (a) the expiration of ten (10) years from the date such option was granted (five (5) years if the option holder owned more than ten percent (10%) of the total combined voting power of all classes of stock); (b) three (3) months from the date the participant's employment terminates for any reason other than cause, disability, or retirements; or (c) twelve (12) months from the date the participant's employment terminates by reason of disability or death. In the event of termination of employment of a participant by the Company "for cause" (as such term is defined in the 1991 Plan), all options granted to the participant under the 1991 Plan terminate immediately.

         6. Expiration and Termination of the Plan. The 1991 Plan may be abandoned or terminated at any time by the Board of Directors except with respect to any incentive stock option then outstanding under the 1991 Plan. No options may be granted pursuant to the 1991 Plan after its termination date of December 10, 2001.

         7. Federal Income Tax Matters. The following discussion is only a summary of certain aspects of the federal income tax rules generally applicable to an individual participating in an incentive stock plan and does not deal with other taxes which may affect such an individual, such as state and foreign taxes.

         No taxable income will be recognized by the optionee upon either the grant or exercise of the option. The Federal income tax consequences to the participant on disposition of the stock received depend primarily on the optionee's holding period of the stock. If the optionee disposes of the stock more than two years after the option is granted and has held the stock for more than one year after exercise, any gain or loss recognized by the optionee on such disposition will constitute a long term capital gain or loss, measured as the difference between the option exercise price and the sale price.

         Generally, if the optionee disposes of the stock before the holding periods set forth above are satisfied, the optionee will recognize ordinary income at the time of disposition equal to the difference between the option exercise price and the lesser of the sale price or the fair market value of the stock on the date the option was exercised. If the actual gain exceeds the amount of ordinary income, the excess will be considered short-term or long-term capital gain depending on how long the shares are actually held.

         There are no Federal tax consequences to the Company upon the grant or exercise of an option. However, if an optionee disposes of the stock acquired without satisfying the holding period requirements set forth above, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee upon disposition. There is no charge against the Company in connection with the grant of an option under the 1991 Plan or the exercise of an option for cash.

         Each participant in the 1991 Plan should consult his or her tax advisor as to alternative minimum tax consequences or other specific tax issues created with respect to the options as they may apply to his or her particular situation.

         The Board of Directors has deemed it to be in the best interests of the Company to increase the aggregate number of shares of Common Stock issuable pursuant to the 1991 Plan from 5,000,000 to 6,000,000. This increase would provide a means by which certain directors, employees and other persons responsible for significant contributions to the Company's business may be given an opportunity to purchase the Company's Common Stock. The Board of Directors believes that the equity stake in the growth and success of the Company afforded by stock options provides such key employees with an incentive to continue to energetically apply their talents within the Company. For adoption of the proposed amendment to the 1991 Plan, it will be necessary that it be approved by the affirmative vote of a majority of the Common Stock and the Senior Convertible Redeemable Preferred Stock voted at the meeting.

         The Board of Directors recommends a vote FOR approval of the proposed amendment to the 1991 Plan.

                             ADDITIONAL INFORMATION

Relationship with Independent Public Accountants
     KPMG Peat Marwick LLP, which has served as the Company's independent public accountants for the last fiscal year, has been selected by the Board of Directors as the independent public accountants for the Company's current fiscal year. A representative of KPMG Peat Marwick LLP is expected to be present at the meeting with the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from stockholders.

     The Board of Directors approved the appointment of the Company's independent public accountants to perform the audit services normally rendered by public accounting firms.

Stockholder Proposals
     Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in 1998 must be received by the Company by May 27, 1998, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the meeting.

Solicitation of Proxies
     Expenses in connection with the solicitation of proxies will be paid by the Company. Solicitation of proxies will be principally by mail. In addition, some of the directors, officers or other employees of the Company may solicit proxies personally, by telephone, or by mail, if deemed appropriate.

Annual Report on Form 10-KSB
     The Company will provide without charge to each person solicited by this proxy statement, on the written request of any such person, a copy of the Company's Annual Report on Form 10-KSB, including the financial statements and the schedules thereto, as filed with the Securities and Exchange Commission for its 1997 fiscal year. Such written requests should be directed to the Shareholder Relations Department, AM Communications, Inc., 100 Commerce Boulevard, Quakertown, PA 18951-2237.



                                                  Keith D. Schneck
                                                  President

September 24, 1997

P R O X Y                     This Proxy is Solicited on Behalf of the Board of Directors
AM Communications, Inc.       The undersigned hereby appoints Keith D. Schneck and Patricia A. Eynon,
100 Commerce Boulevard        and each of them, proxy for the undersigned, with full power of substitution,
Quakertown, PA 18951-2237     to vote all shares of Common Stock and Senior Convertible Redeemable
                              Preferred Stock of AM Communications, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on October 17, 1997 at 9:30 a.m. or any adjournment thereof.
----------------------------------------------------------------------------------------------------------------------------
1. Election of Directors.  / /  FOR all eight nominees listed (except as marked to the contrary below).
                          / /   WITHHOLD AUTHORITY to vote for all eight nominees listed below.
(To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below.)
   Nominees:      Herman O. Benninghoff, II      R. Barry Borden      Henry I. Boreen         Alvin Hoffman
                  Burt Hoffman                   Hal Krisbergh        Keith D. Schneck        Lemuel A. Tarshis
2. Proposal to amend the Company's 1991 Incentive Stock Option Plan to increase the aggregate number of shares of the Company's Common Stock authorized for issuance under the 1991 Plan from 5,000,000 to 6,000,000 shares.
                                          / / For     / / Against     / / Abstain
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                     NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of all eight nominees for directors, and FOR Proposal 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

The undersigned hereby revokes all previous proxies for such meeting, and hereby acknowledges receipt of the Notice of the Meeting, the Proxy Statement, and the Annual Report of AM Communications, Inc. furnished therewith.


               Dated:________________________________________________,1997

               ___________________________________________________________

               ___________________________________________________________
                                Stockholder's Signature

               ___________________________________________________________
                         Stockholder's signature, if held jointly.

               Please mark, sign, date, and return the proxy card
                     promptly using the enclosed envelope.